AUGUST 9, 2017

SUPPLEMENT TO

HARTFORD GLOBAL IMPACT FUND PROSPECTUS

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED APRIL 3, 2017

(THE HARTFORD MUTUAL FUNDS, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)   Effective immediately, under the heading “Hartford Global Impact Fund Summary Section – Principal Investment Strategy,” the fourth sentence in the first paragraph is deleted in its entirety and replaced with the following:

The Fund may invest in companies of any market capitalization, including small capitalization securities, located anywhere in the world.

(2)   Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks – Principal Investment Strategy,” the first sentence in the second paragraph is deleted in its entirety and replaced with the following:

The Fund may invest in companies of any market capitalization, including small capitalization securities, located anywhere in the world.

This Supplement should be retained with your Prospectus for future reference.

HV-7330	August 2017

AUGUST 9, 2017

SUPPLEMENT TO THE

HARTFORD GLOBAL IMPACT FUND STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS, INC.)

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED MAY 11, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

(1)   Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – ADVISORY FEE PAYMENT HISTORY,” the fourth paragraph is deleted in its entirety and replaced with the following:

Pursuant to the investment management agreement, HFMC is not liable to the Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Fund in connection with the matters to which its agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the agreement.  HFMC’s business address is 690 Lee Road, Wayne, PA 19087. Excluding affiliated funds of funds, as of December 31, 2016, HFMC had approximately $97.4 billion (or $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.

(2)   Effective November 1, 2017, the information under the heading “TRANSFER AGENT” is deleted in its entirety and replaced with the following:

HASCO, located at 690 Lee Road, Wayne, PA 19087, is the transfer agent for the Fund.  As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders.

An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to the Fund and the terms pursuant to which the Fund pays compensation to HASCO for providing such services.  Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS.  BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.  In addition to BFDS, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services, provided that such sub-agents do not provide distribution services for the Fund.

In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO.  Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services.

For providing such services, the Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to the Fund, including: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.  The transfer agency fee payable by the Fund to HASCO is subject to certain expense limitation arrangements that are included in the Amended and Restated Transfer Agency and Service Agreement and are contractually binding on HASCO.

The Fund does not pay any fee directly to BFDS (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to BFDS (any other designated sub-agent) and financial intermediaries.  In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Fund) to financial intermediaries – please see the sub-section titled “DISTRIBUTION ARRANGEMENTS – ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.